SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                                 March 28, 2002
                                 --------------


                            First South Bancorp, Inc.
                            -------------------------
             (Exact name of registrant as specified in its charter)


            Virginia                      0-22219                 56-199749
            --------                      -------                 ---------
(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)


                1311 Carolina Avenue, Washington, North Carolina
                ------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


              Registrant's telephone number, including area code:
                                 (252)-946-4178
                                 --------------


                                 Not applicable
                                 --------------
          (Former name or former address, if changed since last report)


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

Item 5. Other Events
--------------------

     On March 28, 2002, the registrant's Board of Directors approved a 3-for-2 common stock split in the form of a 50% stock dividend, and an increase in the quarterly cash dividend rate. For additional information, reference is made to the registrant's press release dated March 28, 2002, which is attached hereto as
Exhibit 99.1, and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits
-------  ---------------------------------

Exhibit 99.1 - Press Release dated March 28, 2002.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized

                                        First South Bancorp, Inc.
                                        (Registrant)



Date: March 28, 2002                    By: /s/ William L. Wall
                                            -------------------
                                            William L. Wall
                                            Executive Vice President
                                            Chief Financial Officer and
                                            Secretary